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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  November 28, 2005


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      333-36804             56-2156823
-------------------------------   ----------------------  ------------------

(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          ------------------------------------------------------------

          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              ----------------------------------------------------

              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events

On November 28, 2005, management of Madison River Capital, LLC (the "Company") made the final determination to systematically close its competitive local exchange operations in New Orleans, Louisiana. These operations of the Company provided voice and broadband services to small and medium businesses in Louisiana, primarily in New Orleans and surrounding communities and in Mississippi. The decision to close these operations, which are part of the Company's Edge-Out Services line of business, was the direct result of the loss of customers and decline in business from the impact of Hurricane Katrina on this region.

The Company has initiated the process to notify its customers and the respective public utility commissions and expects that it will terminate the provision of all voice and broadband services to affected customers by February 28, 2006. The Company expects to complete the termination of these operations, including termination of certain contracts and removal of its equipment, by the third quarter of 2006.

In addition to operating losses from the decline in business, the Company anticipates taking immaterial charges to operations in 2006 associated with its decision to terminate these operations. These charges will be for certain employee termination expenses, closure of several collocations and other miscellaneous contract termination charges. Approximately six employees will be impacted by this action.


                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  December 2, 2005           /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary